Rule 497(e)

Registration Nos. 333-207937 and 811-23108

Amplify ETF Trust

Amplify YieldShares CWP Dividend & Option Income ETF

Amplify YieldShares Senior Loan and Income ETF

(each a “Fund,” and together, the “Funds”)

April 5, 2018

Supplement To each Fund’s Summary Prospectus, Prospectus
and Statement of Additional Information
Each Dated March 1, 2018

Effective on or around April 6, 2018, each Fund will transfer its primary listing to NYSE Arca, Inc. and will no longer be listed on the Cboe BZX Exchange, Inc. Also effective as of such date, all references in each Fund’s Summary Prospectus, Prospectus and SAI to Cboe BZX Exchange, Inc. specific to the listing exchange for the Funds are hereby changed to NYSE Arca, Inc.

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE